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                                                                Exhibit 10(z)(7)

                                 FIRST AMENDMENT
                     TO REVOLVING/TERM LOAN CREDIT AGREEMENT

      This First Amendment to Revolving/Term Loan Credit Agreement (this "Amendment") is entered into as of September 3, 2004, by and between Ashworth, Inc., a Delaware corporation ("Borrower"), each lender from time to time party to the Credit Agreement (as defined below) (collectively, the "Lenders" and individually, a "Lender"), and UNION BANK OF CALIFORNIA, N.A., as Agent and as U.K. Security Trustee (in such capacity, "Agent").

                                    RECITALS

      Borrower, Agent and the Lenders are parties to that certain Revolving/Term Loan Credit Agreement dated as of July 6, 2004, as amended from time to time (the "Credit Agreement"). The parties desire to amend the Credit Agreement in accordance with the terms of this Amendment. Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Credit Agreement.

      NOW, THEREFORE, the parties agree as follows:

      1. Lenders hereby waive Borrower's compliance with Section 6. 12(a) of the Credit Agreement as in effect prior to the date of this Amendment, solely for the period ended July 31, 2004.

      2. For the period ending October 31, 2004 only, Section 6.12(a) of the Credit Agreement hereby is amended and restated to read as follows:

            "(a) Tangible Net Worth. Maintain on a consolidated basis Tangible Net Worth equal to at least the sum of the following:

                  (i) Seventy Four Million Dollars ($74,000,000); plus

                  (ii) The net proceeds from any equity securities issued after the date of this Agreement. "

      3. For the period ending January 31, 2005 and thereafter, Section 6. 12(a) of the Credit Agreement hereby is amended and restated to read as follows:

            "(a) Tangible Net Worth. Maintain on a consolidated basis Tangible Net Worth equal to at least the sum of the following:

                  (i) Seventy Four Million Dollars ($74,000,000); plus

                  (ii) the sum of 90% of net income after income taxes (without subtracting losses) earned in each quarterly accounting period commencing on January 31, 2005; plus

                  (iii) the net proceeds from any equity securities issued after the date of this Agreement."

      4. No course of dealing on the part of Lenders, Agent or its officers, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent's or Lenders' failure at any time to require strict performance by Borrower of any provision of any Loan Document shall not affect any right of Lenders or Agent thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent, in accordance with the terms of the Credit Agreement.


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      5. The Credit Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or Lenders under the Credit Agreement, as in effect prior to the date hereof.

      6. Borrower represents and warrants that the Representations and Warranties contained in the Credit Agreement are true and correct as of the date of this Amendment, and that, except as expressly waived hereby, no Event of Default has occurred and is continuing.

      7. As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance satisfactory to Agent, the following:

                  (a) this Amendment, duly executed by Borrower;

                  (b) all reasonable Attorney Costs incurred through the date of this Amendment, which may be debited from any of Borrower's accounts; and

                  (c) such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

      8. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.



                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK]]


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      IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.


                                        ASHWORTH, INC.

                                        By:  /s/Terence W. Tsang

                                        Title: Its Executive Vice President,
                                        Chief Operating Officer, Chief Financial
                                        Officer, Chief Accounting Officer and
                                        Treasurer


                                        UNION BANK OF CALIFORNIA, N.A., as Agent

                                        By: /s/L.D. Hart

                                        Name: L.D. Hart

                                        Title: Vice President


                                        UNION BANK OF CALIFORNIA, N.A., as U.K.
                                        Security Trustee

                                        By: /s/L.D. Hart

                                        Name: L.D. Hart

                                        Title: Vice President


                                        UNION BANK OF CALIFORNIA, N.A.., as a
                                        Lender

                                        By: /s/L.D. Hart

                                        Name: L.D. Hart

                                        Title: Vice President


                       [SIGNATURE PAGE TO FIRST AMENDMENT
                    TO REVOLVING/TERM LOAN CREDIT AGREEMENT]

                        [SIGNATURES CONTINUED NEXT PAGE]


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                                        BANK OF THE WEST

                                        By: /s/Jacob A. Lenhof

                                        Name: Jacob A. Lenhof

                                        Title: Vice President


                                        COLUMBUS BANK AND TRUST

                                        By: /s/M. Kent Fleming

                                        Name: M. Kent Fleming

                                        Title: Senior Vice President



                       [SIGNATURE PAGE TO FIRST AMENDMENT
                    TO REVOLVING/TERM LOAN CREDIT AGREEMENT]